
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


      DATE OF REPORT:                                   AUGUST 26, 2002
                                              ---------------------------------
                                              (DATE OF EARLIEST EVENT REPORTED)




                              TECHTEAM GLOBAL, INC.
                              ---------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
         DELAWARE                            0-16284                38-2774613
------------------------------             ------------     ------------------------
 (STATE OR OTHER JURISDICTION              (COMMISSION           (I.R.S. EMPLOYER
 OF INCORPORATION)                         FILE NUMBER)       IDENTIFICATION NUMBER)




        27335 WEST 11 MILE ROAD
         SOUTHFIELD, MICHIGAN                                      48034
----------------------------------------                        ------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)





                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE.

                        On August 26, 2002, TechTeam Global, Inc. issued a press
               release announcing a Stock Repurchase Program for up to 2,000,000 shares authorized by the TechTeam Global Board of Directors.

                        A copy of the press release is attached as Exhibit 99 to
               this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      Financial statements of business acquired.

                                 Not applicable.

               (b)      Pro forma financial information.

                                 Not applicable.
               (c)      Exhibits.

99             Press Release of TechTeam Global, Inc., dated August 26, 2002




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TECHTEAM GLOBAL, INC.



                                            By:   /s/Michael A. Sosin
                                                  -------------------
                                                   Michael A. Sosin
                                                   Secretary

Date:    August 26, 2002


                                      -2-


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

99            Press Release of National TechTeam, Inc., dated August 26, 2002.




                                   E-1